                                                                    EXHIBIT 3.1






                            ARTICLES OF INCORPORATION
                                       OF
                            NETWORKS ELECTRONIC CORP.
                                   No. 278 942

One: The name of this corporation is: NETWORKS ELECTRONIC CORP.

Two: The primary business in which this corporation intends to initially engage is to manufacture, lease, assemble, and sell electronic parts and devices, particularly to aircraft companies.

Three: The additional purposes for which this corporation is formed are as follows:

        (a) To conduct any business necessary or customarily carried on in connection with the primary purposes or that may be related thereto.

        (b) To carry on any business whatsoever which this corporation may deem proper or convenient in connection with any of the foregoing purposes or otherwise, or which may be calculated to enhance the value of its property or business.

        (c) To borrow money, to lend money, to own real property, to own personal property, to deal in real property, to deal in personal property, to have and to exercise all the powers conferred by the laws of the State of California upon corporations formed under the laws pursuant to and under which this corporation is formed, as such laws are not in effect or may at any time hereafter be amended.

        The foregoing statement of purposes shall be construed as a statement of both purposes and powers, and the purposes and powers stated in each clause shall, except where otherwise expressed, be in nowise limited or restricted by reference to or inference from the terms or provisions of any other clause, but shall be regarded as independent purposes.

Four: The county in the State of California where the principal office for the transaction of the business of this corporation is to be located is Los Angeles County. The principal office of the corporation is to be located at 14806 Oxnard Boulevard, Van Nuys, California.

Articles of Incorporation
Networks Electronic Corp.
October 5, 1953

Five: This corporation is authorized to issue only one class of shares of stock; the total number of such shares shall be twenty thousand (20,000), and all such shares of stock are to be without par value.

Six: The number of directors of this corporation shall be three; the names and addresses of the persons who are appointed to act as the first directors of this corporation are:

        Mihai Patrichi, 2313 W. Olive Street, Burbank, California

        William D. Gordon, 1521 N. Rosewood, Santa Ana, California

        Glendon Tremaine, 458 S. Spring St., Los Angeles, California

Seven: (a) Each shareholder or subscriber to shares of this corporation shall be entitled to full preemptive or preferential rights, such as rights have been heretofore defined at common law, to purchase and/or subscribe for his proportionate part of any shares which may be issued at any time by this corporation.

        (b) Before there can be a valid sale or transfer of any of the shares of this corporation by the holders thereof, the holder of the shares to be sold or transferred shall first give notice in writing to the secretary of this corporation of his intention to sell or transfer such shares. Said notice shall specify the number of shares to be sold or transferred, the price per share, and the terms upon which such holder intends to make such sale or transfer. The secretary shall, within five (5) days thereafter, mail or deliver a copy of said notice to each of the other shareholders of record of this corporation. Such notice may be delivered to such shareholders personally or may be mailed to the last known address of such shareholders, as the same may appear on the books of this corporation. Within (10) days after the mailing or delivering of said notices to such shareholders, any such shareholder or shareholders desiring to acquire any part of all of the shares referred to in said notice shall deliver by mail or otherwise to the secretary of state of this corporation a written offer or offers to purchase a specified number of such shares at the price and under the terms stated in said notice.

        If the total number of shares specified in such offers exceed the number of shares referred to in said notice, each offering shareholder shall be entitled to purchase such proportion of the shares referred to in said notice to the secretary, as the number of shares of this corporation which he holds bears to the total number of shares held by all such shareholders desiring to purchase the shares referred to in said notice to the secretary.

Articles of Incorporation
Networks Electronic Corp.
October 5, 1953


        If all of the shares referred to in said notice to the secretary are not disposed of under such apportionment, each shareholder desiring to purchase shares in a number in excess of his proportionate share, as provided above, shall be entitled to purchase such proportion of those shares which remain thus undisposed of as the total number of shares which he holds bears to the total number of shares held by all of the shareholders desiring to purchase shares in excess of those to which they are entitled under such apportionment.

        If none or only a part of the shares referred to in said notice to the secretary is purchased, as aforesaid, in accordance with offers made within said ten (10) day period, the shareholders desiring to sell or transfer may dispose of all shares of stock referred to in said notice to the secretary not so purchased by the other shareholders, to any person or persons he may so desire; provided, however, that he shall not sell or transfer such shares at a lower price or on terms more favorable to the purchaser or transferee than those specified in said notice to the secretary.

Any sale or transfer, or purported sale or transfer, of the shares of said corporation shall be null and void unless the terms, conditions and provisions of this Article Seven (b) are strictly observed and followed.

        IN WITNESS WHEREOF, for the purpose of forming this corporation under the laws of the State of California, the undersigners, constituting the incorporators of this corporation, including the persons named hereinabove as the first directors of this corporation, have executed these Articles of Incorporation this 2nd day of October, 1953.

                                            /s/ MIHAI PATRICHI
                                            ------------------------------------
                                            Mihai Patrichi

                                            /s/ WILLIAM D. GORDON
                                            ------------------------------------
                                            William D. Gordon

                                            /s/ GLENDON TREMAINE
                                            ------------------------------------
                                            Glendon Tremaine

STATE OF CALIFORNIA
COUNTY OF LOS ANGELES - All signatures were notarized by E. K. Miles Notary Public in and for the Country of Los Angeles, State of California on 10-2-53

                                                       Filed October 10, 1958
                                                       with the Secretary of the
                                                       State of California


                            CERTIFICATE OF AMENDMENT
                         OF ARTICLES OF INCORPORATION OF
                            NETWORKS ELECTRONIC CORP.

The undersigned, HAROLD J. MOCK and GLENDON TREMAINE, do hereby certify that they are, respectively, and have been at all times herein mentioned, the duly elected and acting vice president and secretary of NETWORKS ELECTRONIC CORP., a California corporation, and, further that:

        One: At the Special Meeting of the Board of Directors of said corporation, duly held at Room 535 Rowan Building, 458 South Spring Street, Los Angeles, California, at the hour of 2:00 p.m., on the 25th day of September, 1958, at which meeting: there was at all times present and acting a quorum of the members of the said Board, the resolutions as set forth in Exhibit "A", attached hereto and made a part hereof, were duly adopted.

        Two: The Directors' Resolutions were approved and adopted by all the shareholders. The number of shares owned by the stockholders consenting to this Amendment of the Articles is 200; the total number of shares owned by stockholders entitled to consent of the stockholders is attached hereto as Exhibit "B" and made a part hereof.

        IN WITNESS WHEREOF, the undersigned have executed this Certificate of Amendment this 3rd day of October, 1958.


                                            /s/ HAROLD J. MOCK
                                            ------------------------------------
                                            Harold J. Mock, Vice President


                                            /s/ GLENDON TREMAINE
                                            ------------------------------------
                                            Glendon Tremaine, Secretary

STATE OF CALIFORNIA
COUNTY OF LOS ANGELES

        HAROLD J. MOCK and GLENDON TREMAINE, being first duly sworn each for himself, deposes and says: that HAROLD J. MOCK is, and at all times mentioned in the foregoing Certificate of Amendment, the Vice President of NETWORKS ELECTRONIC CORP., the California corporation therein mentioned, and GLENDON TREMAINE is, and at all times herein mentioned was the secretary of said corporation that each has read said Certificate and that the statements made therein are true of his own knowledge, and that the signatures purporting to be the signatures of said vice president and secretary thereto are genuine signatures of said vice president and secretary respectively.



                                            /s/ HAROLD J. MOCK
                                            ------------------------------------
                                            Harold J. Mock


                                            /s/ GLENDON TREMAINE
                                            ------------------------------------
                                            Glendon Tremaine



Subscribed and sworn to before me
this 3rd day of October, 1958

  Signed by Patricia K. Wiegard
------------------------------------
Notary Public in and for said County
and State

                       DIRECTORS' RESOLUTION ON AMENDMENT
                         TO ARTICLES OF INCORPORATION OF
                            NETWORKS ELECTRONIC CORP.

        WHEREAS, it is deemed by the Board of Directors of this corporation to be its best interests and to the best interests of its shareholders, that its Articles of Incorporation be amended as hereinafter provided:

        NOW, THEREFORE, BE IT RESOLVED that Article Five of the Articles of Incorporation of this corporation shall be amended to read as follows:

        "Five. This corporation is authorized to issue only one class of shares of stock; the total number of said shares shall be two million (2,000,000); the aggregate par value of all those said shares shall be One Million Dollars ($1,000,000.00); and the par value of each of said shares shall be $0.50.

        RESOLVED FURTHER that Article Six of the Articles of Incorporation of this corporation shall be amended to read as follows:

        "Six. (a) The number of directors of this corporation shall be four (4).

              (b) The names and addresses of the persons who acted as the first
                  Directors of this corporation are:

                             Mihai Patrichi
                             2313 W. Olive Street
                             Burbank, California

                             William D. Gordon
                             1521 N. Rosewood
                             Santa Ana, California

                             Glendon Tremaine
                             458 S. Spring Street
                             Los Angeles, California

        RESOLVED FURTHER that Article Seven of the Articles of Incorporation be amended to read as follows:

               "Seven. No shares of stock of this corporation now or hereafter issued shall be entitled to any pre-emptive or preferential right to purchase or subscribe for shares."

Directors Resolutions on Amendment
to Articles of Incorporation
October 3, 1958


        RESOLVED FURTHER that that the Board of Directors of this corporation hereby adopts and approves said amendments to its Articles of Incorporation; and

        RESOLVED FURTHER that the president or a vice president and the secretary or an assistant secretary of this corporation be and they hereby are authorized and directed to procure the adoption and approval of the foregoing amendment by the vote or written consent of shareholders of this corporation holding at least a majority of the voting power, and thereafter to sign and verify by their oaths and to file a Certificate in the form and manner required by Section 3672 of the California Corporation Code and in general to do any and all things necessary to effect said Amendments in accordance with said Section 3672.


                                            /s/ HAROLD J. MOCK
                                            ------------------------------------
                                            Harold J. Mock


                                            /s/ GLENDON TREMAINE
                                            ------------------------------------
                                            Glendon Tremaine




                                   Exhibit "A"

Page 2
Written Consent of Shareholders
of Amendment of Articles of
Incorporation of Networks Electronic Corp.
October, 1958

        IN WITNESS WHEREOF, each of the undersigned has hereunto signed his name and, following his name, the date of signing and the number of shares of said corporation held by him of record on said date entitled to vote upon amendments of said Articles of Incorporation of the character of the foregoing amendment.

        Name                             Date               No. of Shares
Mihai Patrichi                     October 1, 1958              152

Harold J. Mock                     October 1, 1958               40

Glendon Tremaine                   October 3, 1958                8









                                   Exhibit "B"

             CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION
                                       OF
                           NETWORKS ELECTRONIC CORP.

The undersigned, MIHAI D. PATRICHI and GLENDON TREMAINE, do hereby certify that they are, respectively, and have been at all times herein mentioned, the duly elected and acting President and Secretary of NETWORKS ELECTRONIC CORP., a California corporation; and further that:

        ONE: At a Special Meeting of the Board of Directors of said corporation duly held for the transaction of business at Room 535 Rowan Building, 458 South Spring Street, Los Angeles, California on the 20th day of September, 1960, at the hour of 3:00 p.m., Pacific Daylight Time, at which meeting there was at all times present and acting a quorum of the members of said Board, the following resolution was duly adopted:

        WHEREAS, it is deemed by the Board of Directors of this corporation to be to its best interests and to the best interests of its shareholders that its Articles of Incorporation be amended as hereinafter provided;

        NOW, THEREFORE, BE IT RESOLVED, that Article Six, (a) of the Articles of Incorporation of this corporation shall be amended to read as follows:

               "(a) The number of directors of the corporation shall not be less than five (5) nor more than (8), the exact number of which shall be fixed by a by-law duly adopted by the shareholders or by the Board of Directors."

        RESOLVED FURTHER, that the Board of Directors of this corporation hereby adopts and approves said amendment of its Articles of Incorporation, and;

        RESOLVED FURTHER, that the President or Vice President and the Secretary or Assistant Secretary of this corporation be and they hereby are authorized and directed to procure the adoption and approval of the foregoing amendment by the vote or written consent of shareholders of this corporation holding at least a majority of the voting power, and thereafter to sign and verify by their oaths and to file a certificate in the form and manner required by Section 3672 of the California Corporations Code, and in general to do any and all things necessary to effect said amendment in accordance with said Section 3672.

        TWO: At the Annual Meeting of stockholders of said corporation duly held at the Sunset Room, Ambassador Hotel, 3400 Wilshire Boulevard, Los Angeles, California, on the 20th of October, 1960, at 3:00 P.M., Pacific Standard Time, the following resolution was adopted:

Amendment to the Articles
of Incorporation of
Networks Electronic Corp.


        WHEREAS, the Board of Directors of Networks Electronic Corp. has declared it advisable that Article Six (a) of the Articles of Incorporation be amended and altered as hereinafter set forth; and

        WHEREAS, the stockholders of Networks Electronic Corp. do hereby approve of the said proposed amendment;

        NOW, THEREFORE, BE IT RESOLVED, that Subdivision (a) of Article Six of the Articles of Incorporation be amended, changed and altered as to read as follows:

               "(a) The number of directors of the corporation shall not be less than five (5) nor more than eight (8), the exact number of which shall be fixed by a "by-law" duly adopted by the shareholders or by the Board of Directors."

        RESOLVED FURTHER, that the amendment of the Articles of Incorporation of this corporation be, and the same hereby is, adopted and approved by the shareholders of this corporation, and that Subdivision (a) of Article Six, of the Articles of Incorporation of this corporation be, and the same is hereby amended to read as set forth herein.

        THREE: The foregoing amendment was adopted and approved stockholders' meeting by a vote of:

                             APPROVAL:                 772,996
                                                       -------
                             AGAINST:                    4,475
                                                       -------

        FOUR: The total number of shares of said corporation entitled to vote at or consent to the adoption of said amendment is 994,040.

        IN WITNESS WHEREOF, the undersigned have executed this Certificate of Amendment this 20th day of October 1960.


                                             /s/ MIHAI D. PATRICHI
                                             -----------------------------------
                                             Mihai D. Patrichi, President


                                             /s/ GLENDON TREMAINE
                                             -----------------------------------
                                             Glendon Tremaine, Secretary

Amendment to the Articles
of Incorporation of
Networks Electronic Corp.

STATE OF CALIFORNIA
COUNTY OF LOS ANGELES

        Mihai D. Patrichi and Glendon Tremaine, being first duly sworn, each of himself, deposes and says:

        that Mihai D. Patrichi is, and was at all of the times mentioned in the foregoing Certificate of Amendment, the President of NETWORKS ELECTRONIC CORP., the California corporation herein mentioned, and Glendon Tremaine is, and was at all times, the Secretary of said corporation; that each has read said Certificate and that the statements therein made are true of his own knowledge, and the signature purporting to be the signatures of said President and Secretary thereto are the genuine signatures of said President, respectively.


                                             /s/ MIHAI D. PATRICHI
                                             -----------------------------------
                                             Mihai D. Patrichi, President


                                             /s/ GLENDON TREMAINE
                                             -----------------------------------
                                             Glendon Tremaine, Secretary



Subscribed and sworn to before me
this 20th day of October 1960.

/s/ ZOLTAN A. HARASTY
--------------------------
Zoltan A. Harasty
Notary Public and for said
County and State

                            CERTIFICATE OF AMENDMENT
                         OF ARTICLES OF INCORPORATION OF
                            NETWORKS ELECTRONIC CORP.

The undersigned, MIHAI D. PATRICHI and GLENDON TREMAINE, do hereby certify that they are, respectively, and have been at all times herein mentioned, the duly elected and acting president and secretary of NETWORKS ELECTRONIC CORP., a California corporation, and further states that:

        ONE: At the Special Meeting of the Board of Directors of said corporation, duly held at the principal office of the corporation located at 14806 Oxnard Street, Van Nuys, California, at the hour of 9:00 A.M. on the 1st day of December, 1958, at which meeting there was at all times present and acting a quorum of the members of said Board, the resolutions as set forth in Exhibit "A", attached hereto and made a part hereof, were duly adopted.

        TWO: The Directors' Resolutions were approved and adopted by all the stockholders. The number of shares owned by the stockholders consenting to this Amendment of the Articles is 193; the total number of shares owned by stockholders entitled to consent to the adoption of the Amendment is 200. The Consent of the Stockholders is attached hereto as Exhibit "B" and made a part hereof.

        IN WITNESS WHEREOF, the undersigned have executed this Certificate of Amendment this 1st day of December 1958.


                                             /s/ MIHAI D. PATRICHI
                                             -----------------------------------
                                             Mihai D. Patrichi, President


                                             /s/ GLENDON TREMAINE
                                             -----------------------------------
                                             Glendon Tremaine, Secretary


Filed:   December 24, 1958
         Frank Jordan, Deputy
         Secretary of State

STATE OF CALIFORNIA
COUNTY OF LOS ANGELES

        MIHAI D. PATRICHI, and GLENDON TREMAINE, being first duly sworn each for himself, deposes and says: That MIHAI D. PATRICHI is, and at all times mentioned in the foregoing Certificate of Amendment, the President of NETWORKS ELECTRONIC CORP., the California corporation herein mentioned, and that GLENDON TREMAINE is, and at all times herein mentioned was the secretary of said corporation; that each has read said Certificate and that the statements made therein are true of his own knowledge, and that the signatures purporting to be the signatures of said

Certificate of Amendment of
Articles of Incorporation of
Networks Electronic Corp.

president and secretary thereto are genuine signatures of said president and secretary respectively.


                                             /s/ MIHAI D. PATRICHI
                                             -----------------------------------
                                             Mihai D. Patrichi


                                             /s/ GLENDON TREMAINE
                                             -----------------------------------
                                             Glendon Tremaine


Subscribed and sworn to before me this
10th day of December, 1958

/s/ PATRICIA K. WIEGARD
-----------------------------------
Patricia K. Wiegard
Notary Public in and for Said County
and State.

                       DIRECTORS' RESOLUTIONS ON AMENDMENT
                          TO ARTICLES OF INCORPORATION
                          OF NETWORKS ELECTRONIC CORP.

        WHEREAS, it is deemed by the Board of Directors of this corporation to be to its best interests and to the best interests of its shareholders, that its Articles of Incorporation be amended in their entirety as hereinafter provided:

        NOW, THEREFORE, BE IT RESOLVED that the Articles of Incorporation of this corporation be and they hereby are amended to read as herein set forth in full as follows:

        ONE: The name of this corporation is: NETWORKS ELECTRONIC CORP.

        TWO: The primary business in which this corporation intends to initially engage is to manufacture, lease. assemble, and sell electronic parts and devices, particularly to Aircraft Companies.

        THREE: The additional purposes for which this corporation is formed are as follows:

               (a) To conduct any business necessary or customarily carried on in connection with the primary purposes or that may be related thereto.

               (b) To carry on any business whatsoever which this corporation may deem proper or convenient in connection with any of the foregoing purposes or otherwise, or which may be calculated directly or indirectly to promote the interest of this corporation or to enhance the value of its property or business.

               (c) To borrow money, to lend money, to own real property, to own personal property, to deal in personal property, to have and to exercise all the powers conferred by the laws of the State of California upon corporations formed under the laws pursuant to and under which this corporation is formed, as such laws are now in effect or may at any time hereafter be amended.

        The foregoing statement of purposes shall be construed as a statement of both purposes and powers, and the purposes and powers stated in each clause shall, except where otherwise expressed, be in nowise limited or restricted by reference to or inference from the terms and provisions of any other clause, but shall be regarded as independent purposes.

        FOUR: The county in the State of California where the principal office for the transaction of the business of this corporation is to be located in Los Angeles County. The principal office of the corporation is to be located at 14806 Oxnard Boulevard, Van Nuys, California.

Directors Resolutions on Amendment
to Articles of Incorporation
of Networks Electronic Corp.

        FIVE: This corporation is authorized to issue only one class of shares of stock; the total number of said shares shall be two million (2,000,000); the aggregate par value of all those said shares shall be One Million Dollars ($1,000,000.00); and the par value of each of said shares shall be $0.50.

        On the effective date of this amendment each share of the outstanding no par value stock immediately preceding the effective date of this amendment is subdivided, converted, and reclassified into 3,250 shares of Common Stock of the par value of $0.50 each.

        SIX:   (a) The number of Directors of this corporation shall be four (4)

               (b) The names and addresses of the persons who acted as the first directors of this corporation are:

                             Mihai D. Patrichi
                             2313 W. Olive Street
                             Burbank, California

                             William D. Gordon
                             1521 N. Rosewood
                             Santa Ana, California

                             Glendon Tremaine
                             458 S. Spring Street
                             Los Angeles, California

        SEVEN: No shares of stock of this corporation now or hereafter issued shall be entitled to any pre-emptive or preferential right to purchase or subscribe for shares.

        RESOLVED FURTHER that the Board of Directors of this corporation hereby adopts and approves said amendments to its Articles of Incorporation; and

        RESOLVED FURTHER that the president or a vice president and the secretary or an assistant secretary of this corporation be and they hereby are authorized and directed to procure the adoption and approval of the foregoing amendment by the votes or written consent of shareholders of this corporation holding at least a majority of the voting power and thereafter to sign and verify by their oaths and to file a Certificate in the form and manner required by Section 3672 of the California Corporations Code, and

Directors Resolutions on Amendment
to Articles of Incorporation
of Networks Electronic Corp.

in general, to do any and all things necessary to effect said Amendments in accordance with said Section 3672.

        IN WITNESS WHEREOF, each of the undersigned has hereunto signed his name, and following his name, the date of singing and the number of shares of said corporation held by him of record on said date entitled to vote upon amendments of said Articles of Incorporation of the character of the foregoing amendments.

        Name                        Date                  No. of Shares
Mihai D. Patrichi                   12-01-58                  14,668
William Gordon                      12-01-58                   3,860
Glendon Tremaine                    12-01-58                     772

                              CERTIFICATE OF MERGER
                            Networks Electronic Corp.
                             (Surviving Corporation)

        The undersigned hereby certify:

        1. That they are, respectively, the duly elected and acting President and Secretary of NETWORKS ELECTRONIC CORP.

        2. That the Board of Directors of the Corporation at a Special Meeting duly held on the 11th day of July, 1962, 2:00 P.M. at Room 535, 458 South Spring Street, Los Angeles, California, at which meeting a quorum was present, adopted the following resolutions, all directors voting in favor:

        WHEREAS, this Board of Directors deems it to be in the best interests of this Corporation and its shareholders that this Corporation enter into an Agreement providing for the merger of this corporation with U.S. BEARING CORPORATION, which Agreement has been submitted to this meeting, it is

        RESOLVED, that the merger of this Corporation and the terms and conditions of this Agreement are approved, and

        FURTHER RESOLVED, that the President or any Vice President and the Secretary or any Assistant Secretary of this Corporation are hereby authorized and directed to execute and deliver in the name of this Corporation an agreement of merger complying substantially with the agreement approved at this meeting with such changes as the officers executing the agreement may deem appropriate; and

        FURTHER RESOLVED, that the officers of this Corporation are hereby authorized and instructed to obtain the approval of the shareholders of this Corporation to said merger at a Special Meeting called for the 8th day of August, 1962, at 4:30 P.M. at the principal office of this Corporation at 9750 DeSoto Avenue, Chatsworth, California, at which approval of the shareholders is to be obtained; and

        FURTHER RESOLVED, that the date as of which shareholders of record are entitled to vote on the proposed merger is hereby fixed at the close of business, Wednesday, July 11, 1962; and

        FURTHER RESOLVED, that the officers of this Corporation are hereby authorized and directed to apply to the Commissioner of Corporations for the necessary permits, to make all necessary and proper action to carry out the purpose of these resolutions.

Certificate of Merger
Networks Electronic Corp./
US Bearing Corporation

        3. That the shareholders of this Corporation, at a Special Meeting duly held on the 8th day of August, 1962, at 4:30 P.M., at 9750 DeSoto Avenue, Chatsworth, California, approved the terms and conditions of the merger agreement referred to in the foregoing Directors' Resolution by the votes of 783,043 shares, constituting the vote of not less than two-thirds of the issued and outstanding shares of common stock. There is only one class of stock outstanding. The number of outstanding shares is 1,147,368;

        4. That notice of the time, place, and purpose of the shareholders' meeting was mailed to each shareholder at least 20 days before the date of the meeting and that there are enclosed with the notice, a statement of the general terms of the proposed merger agreement;

        5. That the name of the surviving corporation is NETWORKS ELECTRONIC CORP.;

        6. That the Agreement of Merger filed with the Secretary of State concurrently with this certificate pursuant to Section 4113 of the Corporations Code is the agreement and sets forth the terms and conditions approved by the resolutions of the Directors and shareholders herein referred to:

        Dated:    October 4, 1962


                                             /s/ MIHAI D. PATRICHI
                                             -----------------------------------
                                             Mihai D. Patrichi, President


                                             /s/ GLENDON TREMAINE
                                             -----------------------------------
                                             Glendon Tremaine, Secretary


        Subscribed and sworn to before me this 5th day of October, 1962.


        /s/ ZOLTAN HARASTY
        ------------------------------------
        Zoltan Harasty, Notary Public in and for the County of Los Angeles and in the State of California

                                   Before the
                            Department of Investment
                            DIVISION OF CORPORATIONS
                                     of the
                               STATE OF CALIFORNIA

In the matter of the application of                            CERTIFICATION OF
NETWORKS ELECTRONIC CORP,                                     ISSUANCE OF PERMIT


                                                            File No.    112975LA
                                                            Receipt No. LA291015

        I, JOHN G. SOBIESKI, Commissioner of Corporations of the State of California, do hereby certify that a copy of the Agreement of Merger dated July 11, 1962, between NETWORKS ELECTRONIC CORP., a California corporation and U.S. BEARING CORPORATION, a California corporation is on file and or record in my office and that a permit was issued to NETWORKS ELECTRONIC CORP. (a California corporation) with respect thereto on October 4, 1962.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed by official seal this 4th day of October, 1962, at Los Angeles, California.



                                             /s/      John G. Sobieski
                                             -----------------------------------
                                                Commissioner of Corporations

                                            By: /s/    William Green
                                               ---------------------------------
                                                     Supervising Deputy

                                                              Filed July 1, 1981


                            CERTIFICATE OF AMENDMENT
                                       OF
                            ARTICLES OF INCORPORATION
                                       OF
                            NETWORKS ELECTRONIC CORP.
                          ( a California Corporation )


        MIHAI D. PATRICHI and MICHAEL D. P. PATRICHI certify that:

        1. They are the duly elected acting Chairman and Secretary, respectively of said Corporation.

        2. The Articles of Incorporation of said Corporation shall be amended by revising Article Five to read as follows:

        "Article Five: The total number of shares which this Corporation is authorized to issue is four million (4,000,000), all of the same class, designated, "Common Stock" and having a par value of twenty-five cents ($0.25) per share. Upon the amendment of this Article Five, each outstanding share of Common Stock is divided into two (2) shares of Common Stock.

        3. The foregoing amendment has been approved by the Board of Directors Directors of said Corporation.

        4. The foregoing amendment is one which may be adopted with the approval of the Board of Directors alone pursuant to California Corporations Code Section 902 (c).

        IN WITNESS WHEREOF, the undersigned have executed this Certificate on June 26, 1981.

                                             /s/ MIHAI D. PATRICHI
                                             -----------------------------------
                                             Mihai D. Patrichi

                                             /s/ MICHAEL D. P. PATRICHI
                                             -----------------------------------
                                             Michael D. P. Patrichi

        The undersigned, MIHAI D. PATRICHI and MICHAEL D. P. PATRICHI, the Chairman and Secretary, respectively, of Networks Electronic Corp. declares under penalty of perjury that the matters set out in the foregoing Certificate are true of his own knowledge.

Certificate of Amendment of
Articles of Incorporation of
Networks Electronic Corp.

               Executed at:  9750 DeSoto Avenue
                             Chatsworth, CA 91311
                             Networks Electronic Corp.

        State of California, on June 26, 1981


                                             /s/ MIHAI D. PATRICHI
                                             -----------------------------------
                                             Mihai D. Patrichi

                                             /s/ MICHAEL D. P. PATRICHI
                                             -----------------------------------
                                             Michael D. P. Patrichi

                            CERTIFICATE OF CORRECTION
                                       OF
                            CERTIFICATE OF AMENDMENT
                                       OF
                            ARTICLES OF INCORPORATION

                            NETWORKS ELECTRONIC CORP.
                           (a California Corporation)


        MIHAI D. PATRICHI and HERMAN J. LANDOLT hereby certify that:

               1. They are the duly elected and acting President and Secretary, respectively, of NETWORKS ELECTORNIC CORP.

               2. The name of the corporation is NETWORKS ELECTRONIC CORP.

               3. The instrument being corrected is entitled `CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION OF NETWORKS ELECTRONIC CORP. a California corporation", and said instrument was filed with the Secretary of State of the State of California on November 14, 1986.

               4. Paragraph "2" of said Certificate of Amendment, as corrected, should read as follows:

               "FIVE. The total number of shares which this corporation is authorized to issue is ten million (10,000,000), all of the same class designated as "Common Stock" and having a par value of twenty-five cents ($.25) per share."

               5. Said Paragraph "2", as corrected, confirms the wording of the amended article to that adopted by the Board of Directors and the Shareholders.

               IN WITNESS WHEREOF, the undersigned have executed this Certificate on April 1, 1987.

                                             /s/ MIHAI D. PATRICHI
                                             -----------------------------------
                                             Mihai D. Patrichi
                                             President

                                             /s/ HERMAN J. LANDOLT
                                             -----------------------------------
                                             Herman J. Landolt
                                             Secretary